                                                                   Exhibit 10.1


                                 FIFTH AMENDMENT

         This FIFTH AMENDMENT (this "AMENDMENT"), dated as of November 2, 2000, among BRADLEES STORES, INC., a Massachusetts corporation (the "BORROWER"), BRADLEES, INC., a Massachusetts corporation ("BI"), and each of the other guarantors listed in Schedule 3.04 to the Credit Agreement (as defined below) (together with BI, each a "GUARANTOR" and collectively, the "GUARANTORS"), and the Lenders party to the Credit Agreement referred to below.

                            W I T N E S S E T H
                            - - - - - - - - - -

         WHEREAS, the Borrower, BI, the Guarantors, the financial institutions party to the Credit Agreement as lenders (the "LENDERS"), BankBoston, N.A. (now known as Fleet National Bank), as issuer of Letters of Credit, as administrative agent (the "ADMINISTRATIVE AGENT"), and as agent for the Tranche B Lenders, BankBoston Retail Finance, Inc. (now known as Fleet Retail Finance, Inc.), as collateral agent (the "COLLATERAL AGENT"), the CIT Group/Business Credit, Inc. and Congress Financial Corporation (New England), each as co-agents, and Back Bay Capital Funding, LLC, as agent for the Tranche C Lenders (the "TRANCHE C AGENT"), are parties to that certain Revolving Credit and Guaranty Agreement, dated as of February 2, 1999, as amended by that certain First Amendment to Credit Agreement, dated as of March 24, 1999, by that certain Second Amendment to Credit Agreement, dated as of September 22, 1999, by that certain Third Amendment to Credit Agreement, dated as of May 19, 2000, and by that certain Fourth Amendment and Waiver, dated as of June 29, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended hereby);

         WHEREAS, the Borrower has informed the Lenders that it wishes to amend
Section 6.18 of the Credit Agreement to adjust the period during which the minimum availability requirement set forth therein is measured; and

         WHEREAS, subject to all of the terms and conditions set forth below (including, without limitation, in Sections 2 and 3 hereof), the Required Lenders and the Required Tranche C Lenders are willing to agree to such an amendment as more particularly described below;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Section 6.18 of the Credit Agreement is hereby amended by deleting the words "month of December in any" and replacing them with the words "period from December 15 in any calendar year to January 15 in the immediately following".

         2. AMENDMENT FEE. In partial consideration of the amendment contained in Section 1 hereof, the Borrower agrees to pay to each Lender in immediately available funds a nonrefundable amendment fee (collectively, the "AMENDMENT FEE") equal to (i) in the case of each Tranche A Lender, 0.10% of such Tranche A Lender's Tranche A Commitment, (ii) in the case of each Tranche B Lender, 0.15% of such Tranche B Lender's Tranche B Commitment, and (iii) in the case of each Tranche C Lender, 0.15% of each Tranche C Lender's Tranche C Commitment.

         3. CONDITIONS PRECEDENT. The amendment contained in Section 1 above is subject to, and contingent upon, the prior satisfaction of each of the following conditions:

         (a) DULY EXECUTED COUNTERPARTS. The Administrative Agent and the Tranche C Agent shall have received duly executed counterparts hereof signed by the Credit Parties, the Required Lenders and the Required Tranche C Lenders.

         (b) AMENDMENT FEE. The Borrower shall have paid to the Administrative Agent, in immediately available funds for the account of the Lenders, the full amount of the Amendment Fee.

         (c) PAYMENT OF EXPENSES. The Borrower shall have paid to the Administrative Agent and the Tranche C Agent, in immediately available funds, the full amount of all outstanding expenses (including, without limitation, legal fees) reimbursable under this Amendment, the Credit Agreement and the other Loan Documents for which invoices have been submitted therefor.

         (d) NO DEFAULT OR SUPER-DEFAULT. Both before and after giving effect to this Amendment, no Event of Default or Event of Super-Default shall have occurred and be continuing.

         (e) ABSENCE OF DEFAULT UNDER MATERIAL AGREEMENTS. The Borrower and the other Credit Parties shall not be in default under any material contract or agreement to which any of them is a party both before and after giving effect to this Amendment.

         (f) REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects as of the date of this Amendment.

         4. REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby represent and warrant to the Lenders as follows:

         (a) As of the date hereof, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects after giving effect to this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date);

         (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or an Event of Super-Default;

         (c) each of the Credit Parties has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment, the transactions contemplated hereby and the Credit Agreement as amended hereby, and has taken or caused to be taken all necessary actions to authorize the execution, delivery and performance of this Amendment and the performance of the transactions contemplated hereby;

         (d) except for those that have been obtained, no consent of any other Person and no action of or filing with any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and the performance of the transactions contemplated hereby;

         (e) this Amendment has been duly executed and delivered on behalf of each of the Credit Parties and constitutes the legal, valid and binding obligation of each Credit Party party, enforceable in accordance with its terms;

         (f) the Credit Agreement, as amended hereby, and the other Loan Documents, constitute the legal, valid and binding obligation of each Credit Party thereto, enforceable in accordance with their respective terms; and

         (g) the execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any Governmental Authority, or conflict with, or result in the breach of, or constitute a default under, any material contract by which any Credit Party is bound or the articles of incorporation or bylaws of any Credit Party. After giving effect to this Amendment, all of the Obligations will continue to constitute "Lender Indebtedness" under and as defined in the Subordination Agreement, dated as of February 2, 1999, relating to the Trade Lien.

             5. EFFECT OF AMENDMENT. Except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Credit Agreement or the other Loan Documents, and all such terms, conditions and other provisions of such documents shall remain in full force and effect. The amendment contained herein is limited to the specific provisions and circumstances described and shall not be deemed to (i) be a waiver or amendment of any other term or condition of the Credit Agreement or any other Loan Document or (ii) prejudice any rights not specifically addressed herein which the Administrative Agent, the Collateral Agent, the Tranche C Agent, any Lender or any other Secured Party may now have or may have in the future under the Credit Agreement or any other Loan Document.

             6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

             7 .SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction for any reason shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If this Amendment is deemed invalid or unenforceable with respect to any Credit Party which is a party hereto, this Amendment shall remain valid and enforceable with respect to all other Credit Parties party hereto.

             8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF.

             9. HEADINGS. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

             10. EXPENSES. Whether or not the transactions hereby contemplated shall be consummated, the Borrower and the other Credit Parties jointly and severally agree to pay in immediately available funds all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Tranche B Agent and the Tranche C Agent (including but not limited to the reasonable fees and disbursements of Latham & Watkins, special counsel for the Administrative Agent, the Collateral Agent and the Tranche B Agent, and Riemer & Braunstein LLP, special counsel to the Tranche C Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment. The fees and expenses payable hereunder are in addition to those payable by the Borrower and the other Credit Parties under any other Loan Document.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                         BRADLEES STORES, INC.,
                                         as Borrower

                                         By: /s/ David L. Schmitt
                                         ----------------------------
                                         Name:  David L. Schmitt
                                         Title: Senior Vice President

                                         GUARANTORS:

                                         BRADLEES, INC.,
                                         as a Guarantor

                                         By: /s/ David L. Schmitt
                                             ------------------------
                                         Name:  David L. Schmitt
                                         Title: Senior Vice President

                                         NEW HORIZONS OF YONKERS, INC.,
                                         as a Guarantor

                                         By: /s/ David L. Schmitt
                                             ------------------------
                                         Name:  David L. Schmitt
                                         Title: Senior Vice President

                                         LENDERS:

                                         FLEET NATIONAL BANK,
                                         as a Lender

                                         By: /s/ James J. Ward
                                             ------------------------
                                         Name:  James J. Ward
                                         Title: Director

                                         LASALLE BUSINESS CREDIT, INC.,
                                         as a Lender

                                         By: /s/ Catherine D. Saccany
                                             ------------------------
                                         Name:  Catherine D. Saccany
                                         Title: Vice President

                              FOOTHILL INCOME TRUST II, L.P.
                              as a Lender by FIT II GP, LLC its General Partner

                              By: /s/ R. Michael Bohannon
                                  ------------------------
                              Name:  R. Michael Bohannon
                              Title: Managing Member

                              FOOTHILL CAPITAL CORPORATION,
                              as a Lender

                              By: /s/ Stacy Yucht
                                  ------------------------
                              Name:  Stacy Yucht
                              Title: Vice President

                              PPM COMMERCIAL FINANCE,
                              as a Lender

                              By: /s/ Keith Contole
                                  ------------------------
                              Name:  Keith Contole
                              Title: AVP, Underwriting

                              ORIX BUSINESS CREDIT, INC.
                              As a Lender

                              By: /s/ Michael J. Cox
                                  ------------------------
                              Name:  Michael J. Cox
                              Title: Senior Vice President

                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                              as a Lender

                              By: /s/ Christopher Hill
                                  ------------------------
                              Name:  Christopher Hill
                              Title: Vice President

                              FINOVA CAPITAL CORPORATION,
                              as a Lender

                              By: /s/ Richard Sutton
                                  ------------------------
                              Name:  Richard Sutton
                              Title: Vice President

                              HELLER FINANCIAL, INC.,
                              as a Lender

                              By: /s/ Richard J. Holston
                                  ------------------------
                              Name:  Richard J. Holston
                              Title: Assistant Vice President

                              NATIONAL CITY COMMERCIAL FINANCE, INC.,
                              as a Lender

                              By: /s/ Paul Weybrecht
                                  ------------------------
                              Name:  Paul Weybrecht
                              Title: Vice President

                              CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), as a Lender

                              By: /s/ Marc E. Swartz
                                  ------------------------
                              Name:  Marc E. Swartz
                              Title:

                              GENERAL ELECTRIC CAPITAL CORPORATION
                              as a Lender

                              By: /s/ Charles Chiodo
                                  ------------------------
                              Name:  Charles Chiodo
                              Title: Authorized Signatory

                              BACK BAY CAPITAL FUNDING, LLC,
                              as a Lender

                              By: /s/ Michael L. Pizette
                                  ------------------------
                              Name:  Michael L. Pizette
                              Title: Managing Director

RECEIPT ACKNOWLEDGED:

FLEET NATIONAL BANK,
as Administrative Agent, as Tranche B Agent, as Issuing Bank and as a Lender

By: /s/ James J. Ward
    ------------------
Name:  James J. Ward
Title: Director

FLEET RETAIL FINANCE, INC.,
as Collateral Agent

By: /s/ James J. Ward
    ------------------
Name:  James J. Ward
Title: Director